Exhibit 10.43

APN: 162-18-802-002

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

DORSEY & WHITNEY LLP
Suite 1500, 50 South Sixth StreetMinneapolis,
Minnesota 55402-1498Attention:
Kenneth T. Tyra

INSTRUCTIONS TO COUNTY RECORDER:
Please index this document as
(1) a construction deed of trust
(2) assignment of rents and leases; and
(3) a fixture filing.

(Space above for Recorder’s Use)

AMENDMENT TO AMENDED AND RESTATED CONSTRUCTION DEED OF TRUST
with Assignment of Rents and Fixture Filing

NOTICE: THE OBLIGATIONS SECURED HEREBY PROVIDE FOR THE PERIODIC INCREASES AND/OR DECREASES IN THE APPLICABLE INTEREST RATE.

NOTICE: THE OBLIGATIONS SECURED HEREBY INCLUDE REVOLVING CREDIT OBLIGATIONS WHICH PERMIT BORROWING, REPAYMENT AND REBORROWING.

BACKGROUND:

        The parties to this Amendment to Amended and Restated Construction Deed of Trust with Assignment of Rents and Fixture Filing (“Deed of Trust”), made as of September 26, 2003, are COAST HOTELS AND CASINOS, INC., a Nevada corporation, as trustor (“Trustor”), EQUITABLE DEED COMPANY, a California corporation, as trustee (“Trustee”), and BANK OF AMERICA, N.A., a national banking association formerly known as Bank of America National Trust and Savings Association, as beneficiary (“Beneficiary”), as “Administrative Agent” for itself and the other lenders (collectively, the “Lenders”) now or hereafter a party to that certain Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of September 26, 2003 among Beneficiary (in its individual capacity) and the Lenders as the lenders, Trustor as the borrower, and Beneficiary as the administrative agent. Capitalized terms used herein but not defined herein have the meanings given them in the Credit Agreement.

        The Credit Agreement amends and restates in its entirety that certain Amended and Restated Loan Agreement dated as of September 16, 1999, among Beneficiary (in its individual capacity) and certain lenders, Trustor as the borrower, and Beneficiary as the administrative agent, pursuant to which Beneficiary and such lenders agreed to make loans and letters of credit available to Trustor in the aggregate maximum principal amount (including future advances) of $200,000,000 (the “Original Loan Agreement”).

        The Original Loan Agreement was secured, inter alia, by an Amended and Restated Construction Deed of Trust with Assignment of Rents and Fixture Filing by Trustor in favor of Trustee and Beneficiary dated as of October 31, 1999 recorded November 15, 1999 in Book 991115 as Document No. 00702 of Official Records of Clark County, Nevada with regard to the property legally described on attached Exhibit A (“Original Deed of Trust”). The parties to this Amendment desire to amend the Original Deed of Trust to evidence that it now secures the Original Credit Agreement, as amended and restated by the Credit Agreement.

        Pursuant to the Credit Agreement, Beneficiary and the Lenders have agreed to make loans and letters of credit available to Trustor in the aggregate maximum principal amount (including future advances) of $350,000,000 (collectively, the “Loan”) to be secured by the Original Deed of Trust, as amended by this Amendment. The Credit Agreement also provides for certain interest rate hedging arrangements entered into with the Lenders with respect to the indebtedness under the Loan Agreement (the “Secured Swap Agreements”), also to be secured by the Original Deed of Trust, as amended by this Amendment.

      AMENDMENT:

        The Original Deed of Trust is amended as follows:

    1.        The term “Loan Agreement” as used in the Original Deed of Trust shall in all cases be deemed to refer to the Credit Agreement.

    2.        The separate paragraph after Section 1.1(l) is amended to delete the following: “Section 6.9 or 6.10 of”.

    3.        Section 1.2(a)(i) is amended to change the reference to “Seventy-Five Million Dollars (“$200,000,000)” to “$350,000,000".

    4.        Section 1.2(a)(iv) is amended to delete the following language:

        “provided that this Deed of Trust shall not secure the Hazardous Materials Indemnity set forth in Section 11.22 of the Loan Agreement.”

    5.        Section 1.3 is amended to change the reference to “$200,000,000” to “$350,000,000".

    6.        Section 3.1 is amended to change the reference to “that certain Security Agreement dated March 18, 1999” to “that certain Amended and Restated Security Agreement dated September 26, 2003.”

    7.        The reference in Section 4.1 to the NRS section of the Uniform Commercial Code shall be amended to read as follows: “NRS 104.502 of the Nevada Uniform Commercial Code”.

    8.        The reference in Section 6.3(e) to the NRS section of the Uniform Commercial Code shall be amended to read as follows: “NRS 104.9101 et seq. (the Nevada enactment of Article 9 of the Uniform Commercial Code)".

    9.        Section 6.2(c)(iii) is amended to change the reference to section “106(5)” of the NRS to “106.380(3)".

    10.        Section 5.1(c) is deleted and replaced with the following:

      “Intentionally omitted.”

Except as above amended, the Original Deed of Trust remains in full force and effect. This Amendment may be signed in counterparts.

[The balance of this page is intentionally left blank.]

EXECUTION:

Trustor, Trustee and Beneficiary have executed this Amendment as of the date first stated above.

“Trustor” COAST CASINOS, INC., a Nevada corporation
By:	/s/ Gage Parrish
Its	VP/CFO
“Trustee” EQUITABLE DEED COMPANY, a California corporation
By:	/s/
Its
“Beneficiary” BANK OF AMERICA, N.A., a national banking association, formerly known as bank of Bank of America America National Trust and Savings Association
By:	/s/ Janice Hammond
Its	Vice President

Address Where Notices to Trustor Are to Be Sent:
Coast Hotels and Casinos, Inc. 4500 West Tropicana Road Las Vegas, Nevada 89103
Address Where Notices to Trustee Are to Be Sent:
Equitable Deed Company 555 South Flower Street Los Angeles, California 90071
Address Where Notices to Beneficiary Are to Be Sent:
Bank of America, N.A. 555 South Flower Street Los Angeles, California 90071 Attention: Janice Hammond, Vice President

State of Nevada County of Clark This instrument was acknowledged before me on 25 September ,2003, by Gage Parrish as VP/CFO of Coast Hotels and Casinos, Inc.

/s/Cynthia L. Hutchins
Notary Public

State of County of This instrument was acknowledged before me on ,2003, by as of

/s/
Notary Public

State of California; County ofLos Angeles This instrument was acknowledged before me on September 25 ,2003, by Janice Hammond as Vice President of Bank of America

/s/ Sandy A. Velasco
Notary Public

EXHIBIT A

        EXHIBIT A to AMENDMENT TO AMENDED AND RESTATED CONSTRUCTION DEED OF TRUST executed as of September 26, 2003, among COAST HOTELS AND CASINOS, INC., a Nevada corporation, as “Trustor”, EQUITABLE DEED COMPANY, as “Trustee”, and BANK OF AMERICA, N.A., a national banking association, as “Beneficiary.”

        All that certain real property located in the County of Clark, State of Nevada, described as follows:

PARCEL I:

The South Half (S1/2) of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section 18, Township 21 South, Range 61 East, M.D.B.& M.

EXCEPTING THEREFROM the Easterly 50 feet as conveyed to the County of Clark for road and public utility purposes as disclosed by Document No. 1060811 in Book 1101, recorded August 14, 1979, Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM those portions of Flamingo Road and Valley View Boulevard as conveyed to Clark County by Document No. 1261245 in Book 1302, recorded October 27, 1980, Official Records, Clark County, Nevada.

PARCEL II:

That portion of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section 18, Township 21 South, Range 61 East, M.D.B.& M., more particularly described as Lot 2, as shown by Parcel Map in File 52, Page 91, recorded May 20, 1987 in Book 870520 as Document No. 00643, of Official Records, Clark County, Nevada.

EXCEPTING THEREFROM that portion of said land as conveyed to Clark County for road and incidental purposes by Deed recorded May 14, 2002 in Book 20020514 as Document No. 01985 of Official Records.